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 T. ROWE PRICE
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State Tax-Free Income Trust
   Maryland Short-Term Tax-Free Bond Fund

 Supplement to prospectus dated July 1, 1998
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 Effective March 1, 1999, the footnote to Table 1 on page 2 of the Prospectus will be revised with the following to reflect the extension of the fund's expense ratio limitation:


 /a/The Short-Term Bond Fund's management fee and total expense ratio include
   0.04% of management fees repaid from prior years pursuant to the expense limitation described below. Without this repayment, the fund's management fee and total expense ratio would have been 0.42% and 0.61%, respectively. Effective March 1, 1997 through June 30, 1998, T. Rowe Price agreed to waive its fees and bear any expenses to the extent they would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Effective July 1, 1998, T. Rowe Price agreed to lower the expense limitation to 0.60% through February 28, 1999. Effective March 1, 1999, T. Rowe Price agreed to extend the 0.60% expense limitation through February 28, 2001. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below
   0.60%; however, no reimbursement will be made after June 30, 2000 (for the first agreement), February 28, 2001 (for the second agreement), or February 28, 2003 (for the third agreement); or if it would result in the expense ratio exceeding 0.60%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund.
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 The date of this supplement is March 1, 1999.
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                                                                  C12-041 3/1/99
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